                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K
                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):  June 30, 1998



                           CABLE TV FUND 12-D, LTD.
                           ------------------------
            (Exact name of registrant as specified in its charter)



      Colorado                      0-14206                84-1010423
      --------                      -------                ----------
(State of Organization)       (Commission File No.)      (IRS Employer
                                                       Identification No.)

   P.O. Box 3309, Englewood, Colorado 80155-3309          (303) 792-3111
   ---------------------------------------------          --------------
(Address of principal executive office and Zip Code)     (Registrant's
                                                         telephone no.
                                                       including area code)

Item 2.      Disposition of Assets

      On June 30, 1998, Cable TV Fund 12-BCD Venture (the "Venture"), a venture comprised of Cable TV Fund 12-D, Ltd. (the "Partnership"), Cable TV Fund 12-B, Ltd. ("Fund 12-B") and Cable TV Fund 12-C, Ltd. ("Fund 12-C"), Colorado limited partnerships, sold the cable television system serving areas in and around Albuquerque, New Mexico (the "Albuquerque System") to Jones Communications of New Mexico, Inc., an indirect subsidiary of Jones Intercable, Inc., the general partner of the Partnership, Fund 12-B and Fund 12-C (the "General Partner") for a sales price of $222,963,267, subject to customary closing adjustments. The sales price represents the average of three separate independent appraisals of the fair market value of the Albuquerque System. The sale was approved by the holders of a majority of the limited partnership interests of the Partnership, Fund 12-B and Fund 12-C.

      From the proceeds of the Albuquerque System's sale, the Venture will repay its outstanding Senior Notes balance of $41,544,890 plus accrued interest in the amount of $897,370, plus a make whole premium of $1,332,823 and, pursuant to an amendment to the Venture's credit facility, the Venture will distribute in July 1998 $125,000,000 to the Partnership, Fund 12-B and Fund 12-C, in proportion to their ownership interests in the Venture. The remaining proceeds will be used to repay a portion of the outstanding balance and accrued interest on the Venture's credit facility. The Partnership will receive $94,428,308, or 76 percent of the $125,000,000 distribution, which the Partnership will distribute on July 31, 1998 to its partners of record as of June 30, 1998. The limited partners, as a group, will receive $90,101,856 and the General Partner will receive $4,326,452. Such distribution represents $380 for each $500 limited partnership interest, or $760 for each $1,000 invested in the Partnership.

      The Partnership's only remaining asset is its interest in the Venture, and the Venture's only remaining asset, following the Venture's sale of the Albuquerque System, is the cable television system serving areas in and around Palmdale, California (the "Palmdale System"). The Venture has entered into a purchase and sale agreement to sell the Palmdale System to the General Partner. Upon the sale of the Palmdale System, which is expected to occur in the fourth quarter of 1998, the Venture and the Partnership will be liquidated and dissolved.

      Taking into account the anticipated distributions from the sale of the Albuquerque System and the proposed sale of the Palmdale System, together with all prior distributions, the General Partner expects that the Partnership's limited partners will have received a total return of $774 for each $500 limited partnership interest, or $1,548 for each $1,000 invested in the Partnership, at the time the Partnership is liquidated and dissolved.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

        a.   Historical financial statements.
             Not applicable.

        b.   Pro forma financial statements.
             Consolidated pro forma financial statements of Cable TV Fund 12-D, Ltd. reflecting the disposition of the Albuquerque System are attached.

        c.   Exhibits.

             2.1 Purchase and Sale Agreement dated as of July 28, 1997 between Cable TV Fund 12-BCD Venture and Jones Intercable, Inc. is incorporated by reference from the Preliminary Proxy Statement of Cable TV Fund 12-C, Ltd. (Commission File No. 0-13964) filed with the Securities and Exchange Commission on October 2, 1997.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CABLE TV FUND 12-D, LTD.,
                              a Colorado limited partnership

                              By:   Jones Intercable, Inc.
                                    General Partner


Dated:  July 14, 1998         By:  /s/ Elizabeth M. Steele
                                   -----------------------
                                    Elizabeth M. Steele
                                    Vice President, General Counsel
                                    and Secretary

             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION
                            CABLE TV FUND 12-D, LTD.



     The following unaudited pro forma consolidated balance sheet assumes that as of March 31, 1998, Cable TV Fund 12-BCD Venture (the "Venture") had sold the cable television system serving subscribers in Albuquerque, New Mexico (the "System") for $222,963,267. The funds available to the Venture, adjusting for the estimated net closing adjustments of the System, are expected to total approximately $225,333,503. Such funds will be used to repay indebtedness of the Venture, and $125,000,000 will be distributed to the three constituent partnerships of the Venture in proportion to their ownership interests. Cable TV Fund 12-D, Ltd. (the "Partnership") will receive 76 percent of such proceeds, estimated to total $94,428,308. Pursuant to the terms of the Partnership Agreement, the Partnership will return to the limited partners the remaining $77,122,500 of capital initially contributed to the Partnership and the remainder will be allocated 75 percent to the limited partners ($12,979,356) and 25 percent to the General Partner ($4,326,452). The unaudited pro forma consolidated statements of operations assume that the System was sold on January 1, 1997.

     The unaudited pro forma consolidated financial information should be read in conjunction with the appropriate notes to the unaudited pro forma consolidated financial information.


          ALL OF THE FOLLOWING UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION IS BASED UPON AMOUNTS AS OF MARCH 31, 1998 AND CERTAIN ESTIMATES OF LIABILITIES AT CLOSING. FINAL RESULTS MAY DIFFER FROM SUCH INFORMATION.

                           CABLE TV FUND 12-D, LTD.
                UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                March 31, 1998

                                                                            Pro Forma        Pro Forma
                                                          As Reported      Adjustments        Balance
                                                        ---------------  ----------------   -------------

ASSETS
Cash and cash equivalents                               $    2,636,162     $ 124,201,634    $ 126,837,796
Trade receivables, net                                       4,106,106        (2,748,565)       1,357,541
Investment in cable television properties:
  Property, plant and equipment, net                       105,588,913       (68,062,766)      37,526,147
  Intangibles, net                                           7,157,864        (6,222,417)         935,447
                                                           -----------      ------------      -----------

    Total investment in cable television properties        112,746,777       (74,285,183)      38,461,594
Deposits, prepaid expenses and deferred charges              4,084,663        (1,619,650)       2,465,013
                                                           -----------      ------------      -----------

Total assets                                            $  123,573,708     $  45,548,236    $ 169,121,944
                                                           ===========      ============      ===========

LIABILITIES AND PARTNERS' CAPITAL
Liabilities:
  Debt                                                  $  148,273,330     $(101,131,869)   $  47,141,461
  Trade accounts payable and accrued liabilities             3,391,963        (1,748,945)       1,643,018
  Subscriber prepayments                                       461,659          (249,034)         212,625
  Distributions payable to joint venture partners                    -        30,571,692       30,571,692
  Accrued distribution to limited partners                           -        90,101,856       90,101,856
  Accrued distribution to General Partner                            -         4,326,452        4,326,452
                                                           -----------      ------------      -----------

Total liabilities                                          152,126,952        21,870,152      173,997,104

Minority interest in joint venture                          (7,239,425)        5,549,730       (1,689,695)

Partners' capital                                          (21,313,819)       18,128,354       (3,185,465)
                                                           -----------      ------------      -----------

Total liabilities and partners' capital                 $  123,573,708     $  45,548,236   $  169,121,944
                                                           ===========      ============      ===========



The accompanying notes to unaudited pro forma consolidated financial statements are an integral part of this unaudited consolidated balance sheet.

                            CABLE TV FUND 12-D, LTD.

            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                   For the Three Months Ended March 31, 1998



                                                                     Pro Forma       Pro Forma
                                                  As Reported      Adjustments        Balance
                                                 --------------  ---------------    -----------

REVENUES                                         $  20,912,442   $  (13,333,819)    $ 7,578,623
COSTS AND EXPENSES:
  Operating expenses                                11,508,297       (7,493,902)      4,014,395
  Management fees and allocated overhead from
    Jones Intercable, Inc.                           2,183,929       (1,387,761)        796,168
  Depreciation and amortization                      5,858,534       (4,131,038)      1,727,496
                                                    ----------      -----------      ----------

OPERATING INCOME                                     1,361,682         (321,118)      1,040,564
                                                    ----------      -----------      ----------

OTHER INCOME (EXPENSE):
  Interest expense                                  (2,675,112)       1,980,384        (694,728)
  Other, net                                           (50,084)           2,629         (47,455)
                                                    ----------      -----------      ----------

  Total other income (expense), net                 (2,725,196)       1,983,013        (742,183)
                                                    ----------      -----------      ----------

CONSOLIDATED NET INCOME (LOSS)                      (1,363,514)       1,661,895         298,381

MINORITY INTEREST IN
  CONSOLIDATED NET INCOME (LOSS)                       333,488         (406,466)        (72,978)
                                                    ----------      -----------      ----------

NET INCOME (LOSS)                                $  (1,030,026)  $    1,255,429     $   225,403
                                                    ==========      ===========      ==========




The accompanying notes to unaudited pro forma consolidated financial statements are an integral part of this unaudited consolidated statement.

                           CABLE TV FUND 12-D, LTD.

           UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                     For the Year Ended December 31, 1997


                                                                 Pro Forma      Pro Forma
                                              As Reported      Adjustments       Balance
                                            ---------------  ---------------   -----------

REVENUES                                    $   82,675,018   $  (52,784,567)   $29,890,451
COSTS AND EXPENSES:
  Operating expenses                            45,958,487      (29,690,039)    16,268,448
  Management fees and allocated overhead
    from Jones Intercable, Inc.                  8,749,592       (5,467,333)     3,282,259
  Depreciation and amortization                 21,837,251      (15,176,068)     6,661,183
                                               -----------      -----------    -----------


OPERATING INCOME                                 6,129,688       (2,451,127)     3,678,561

OTHER INCOME (EXPENSE):
  Interest expense                             (10,934,909)       7,806,895     (3,128,014)
  Other, net                                         6,973          (28,708)       (21,735)
                                               -----------      -----------    -----------

Total other income (expense), net              (10,927,936)       7,778,187     (3,149,749)
                                               -----------      -----------    -----------


CONSOLIDATED NET INCOME (LOSS)                  (4,798,248)       5,327,060        528,812

MINORITY INTEREST IN
  CONSOLIDATED NET INCOME (LOSS)                 1,173,555       (1,302,999)      (129,444)
                                               -----------      -----------    -----------

NET INCOME (LOSS)                           $   (3,624,693)  $    4,024,061    $   399,368
                                               ===========      ===========    ===========






The accompanying notes to unaudited pro forma consolidated financial statements are an integral part of this unaudited consolidated statement.

                           CABLE TV FUND 12-D, LTD.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------



     1) The following calculations present the sale of the System and the resulting estimated proceeds expected to be received by the Venture and the Partnership.

     2) The unaudited pro forma consolidated balance sheet assumes that the Venture had sold the System for $222,963,267 as of March 31, 1998. The unaudited pro forma consolidated statements of operations assume that the Venture had sold the System as of January 1, 1997.

     3) The estimated gain recognized from the sale of the System and corresponding estimated distribution to limited partners as of March 31, 1998 has been computed as follows:

GAIN ON SALE OF ASSETS:
Contract sales price                                       $   222,963,267
Less:  Net book value of investment in cable television
         properties at March 31, 1998                          (74,285,183)
       Make whole premium                                       (1,342,455)
                                                              ------------

Gain on sale of assets                                     $   147,335,629
                                                              ============

Partnership's share of gain on sale of assets              $   111,301,233
                                                              ============

DISTRIBUTIONS TO PARTNERS:
Contract sales price                                       $   222,963,267
Working capital adjustment:
Add:  current assets                                             4,368,215
Less: current liabilities                                       (1,997,979)
                                                              ------------

Adjusted cash received by the Partnership                      225,333,503

Less:  Outstanding debt to third parties plus
         accrued interest and make whole premium              (101,131,869)
Plus:  Cash on hand                                                798,366
                                                              ------------
Cash available for distribution to joint venturers             125,000,000
                                                              ------------

Cash distributed to Cable TV Fund 12-B, Ltd.
    and Cable TV Fund 12-C, Ltd.                                30,571,692
                                                              ------------

Cash available for distribution by the Partnership              94,428,308


Return of limited partners' initial capital                $    77,122,500
                                                              ============

Residual proceeds                                               17,305,808
                                                              ------------

Limited partners' share (75%)                              $    12,979,356
                                                              ============

General Partner's share (25%)                              $     4,326,452
                                                              ============